UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31
Date of reporting period: January 31, 2006

ITEM 1.     REPORT TO STOCKHOLDERS.

      The Semi-Annual Report to Stockholders is filed herewith.

SB Convertible Fund

S E M I - A N N U A L

R E P O R T

JANUARY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	SB Convertible Fund

Semi-Annual Report • January 31, 2006

What’s Inside
	Letter from the Chairman	I
	Fund at a Glance	1
	Fund Expenses	2
	Schedule of Investments	4
	Statement of Assets and Liabilities	12
	Statement of Operations	14
	Statements of Changes in Net Assets	15
	Financial Highlights	16
	Notes to Financial Statements	24
Fund Objective The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity interests of the issuer at a predetermined price or rate.	Board Approval of Management Agreement	34
	Additional Shareholder Information	42

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)[i] growth was 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates nine times from June 2004 through July 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments five additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

For the six-month period ended January 31, 2006, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.67%. Looking at the period as a whole, small-cap stocks outperformed their large- and midcap counterparts, with the Russell 2000[v], Russell 1000vi, and Russell Midcapvii Indices returning 8.50%, 5.04%, and 8.27%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indices returning 6.22% and 4.51%, respectively, over the reporting period.

Given the Fed’s actions and high oil prices fueling inflationary concerns, both short- and long-term yields rose

SB Convertible Fund	I

over the reporting period. During the six months ended January 31, 2006, two-year Treasury yields rose from 4.04% to 4.54%. Over the same period, 10-year Treasury yields moved from 4.32% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[x], returned 0.84%.

Performance Review

For the six months ended January 31, 2006, Smith Barney Class A shares of the SB Convertible Fund, excluding sales charges, returned 5.38%. These shares outperformed the Fund’s unmanaged benchmark, the Goldman Sachs/ Bloomberg U.S. Convertible 100 Indexxi, which returned 5.26% for the same period. The Lipper Convertible Securities Funds Category Average[1]increased 6.03% over the same time frame.

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)
6 Months
SB Convertible Fund – Smith Barney Class A Shares	5.38%
Goldman Sachs/Bloomberg U.S. Convertible 100 Index	5.26%
Lipper Convertible Securities Funds Category Average	6.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures, except for Salomon Brothers Class C shares, reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Smith Barney Class B shares returned 5.05%, Smith Barney Class C shares returned 4.94%, Smith Barney Class O shares returned 5.07%, Smith Barney Class Y shares returned 5.59%, Salomon Brothers Class A shares returned 5.23%, Salomon Brothers Class B shares returned 4.79% and Salomon Brothers Class C shares returned 4.91% over the six months ended January 31, 2006.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 75 funds in the Fund’s Lipper category, and excluding sales charges.

II	SB Convertible Fund

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

The Fund currently offers five classes of Smith Barney shares: Class A, Class B, Class C, Class O and Class Y and five classes of Salomon Brothers shares: Class A, Class B, Class C, Class O and Class Y. As of February 17, 2006, the Fund will stop offering Smith Barney Class O shares, except to existing shareholders in connection with the reinvestment of dividends. The Fund will continue to offer the following Smith Barney shares: Class A, Class B, Class C and Class Y shares. The Fund will also stop offering any remaining Salomon Brothers share classes, except to existing shareholders in connection with the reinvestment of dividends and the conversion of Salomon Brothers Class B shares to Salomon Brothers Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O shares and all of the outstanding Salomon Brothers shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. Smith Barney Class A shares represent an interest in the same pool of assets as both the Smith Barney Class O shares and the Salomon Brothers share classes, and have the same investment objective and portfolio managers, but have lower overall operating expenses than both the Smith Barney Class O shares and Salomon Brothers share classes. The Smith Barney share class prospectus contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your Service Agent or Financial Consultant, or go to www.citigroupam.com.

SB Convertible Fund	III

Share classes discussed above will be converted automatically. At the close of business on April 21, 2006, shareholders will receive Smith Barney Class A shares with the same net asset value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own the aforementioned shares, but who do not wish to have their shares automatically converted to Smith Barney Class A shares, should contact their Service Agent or Financial Consultant prior to the close of business on April 21, 2006. In that case, the Smith Barney Class O shares and all Salomon Brothers shares will be redeemed and shareholders will receive the net asset value of their shares next determined after receipt of the redemption order in cash. Shareholders will not be subject to any contingent deferred sales charges or other sales charges or fees at the time of redemption. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Smith Barney Class O shares or Salomon Brothers shares in a tax-advantaged account.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Smith Barney fund or Salomon Brothers fund that is available for exchange, as long as the exchange is initiated prior to the close of business on April 21, 2006. Of course, shareholders may redeem their shares at any time.

Effective, April 7, 2006, the SB Convertible Fund will be renamed the Legg Mason Partners Convertible Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

IV	SB Convertible Fund

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 22, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Convertible securities are subject to stock market, credit and interest rate risks. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

1	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
v

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
x

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xi	The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market.

SB Convertible Fund	V

(This page intentionally left blank.)

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Health Care

Information Technology

Industrials

Consumer Discretionary

Financials

Telecommunication Services

Energy

Utilities

Materials

Short-Term Investment

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

January 31, 2006

21.4%

21.2%

18.4%

12.6%

11.9%

4.4%

4.1%

1.1%

1.1%

3.8%

SB Convertible Fund 2006 Semi-Annual Report	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Smith Barney Class A	5.38%	$1,000.00	$1,053.80	1.17%	$6.06
Smith Barney Class B	5.05	1,000.00	1,050.50	1.71	8.84
Smith Barney Class C	4.94	1,000.00	1,049.40	1.89	9.76
Smith Barney Class O	5.07	1,000.00	1,050.70	1.75	9.05
Smith Barney Class Y	5.59	1,000.00	1,055.90	0.78	4.04
Salomon Brothers Class A	5.23	1,000.00	1,052.30	1.30	6.72
Salomon Brothers Class B	4.79	1,000.00	1,047.90	2.09	10.79
Salomon Brothers Class C	4.91	1,000.00	1,049.10	2.02	10.43
(1)	For the six months ended January 31 , 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

2	SB Convertible Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or backend sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Smith Barney Class A	5.00%	$1,000.00	$1,019.31	1.17%	$5.96
Smith Barney Class B	5.00	1,000.00	1,016.59	1.71	8.69
Smith Barney Class C	5.00	1,000.00	1,015.68	1.89	9.60
Smith Barney Class O	5.00	1,000.00	1,016.38	1.75	8.89
Smith Barney Class Y	5.00	1,000.00	1,021.27	0.78	3.97
Salomon Brothers Class A	5.00	1,000.00	1,018.65	1.30	6.61
Salomon Brothers Class B	5.00	1,000.00	1,014.67	2.09	10.61
Salomon Brothers Class C	5.00	1,000.00	1,015.02	2.02	10.26
(1)	For the six months ended January 31 , 2006.
(2)

Expenses (net of voluntary expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SB Convertible Fund 2006 Semi-Annual Report	3

Schedule of Investments (January 31, 2006) (unaudited)
SB CONVERTIBLE FUND

Face Amount	Rating‡	Security	Value

CONVERTIBLE BONDS & NOTES — 77.5%
CONSUMER DISCRETIONARY — 10.7%
Hotels, Restaurants & Leisure — 3.9%
$3,700,000	BBB-	CBRL Group Inc., zero coupon bond to yield 2.880% due 4/3/32	$1,845,375
700,000	B-	CKE Restaurants, Inc. 4.000% due 10/1/23	1,291,500
800,000	BBB-	Hilton Hotels Corp., Senior Notes, 3.375% due 4/15/23	989,000
		Total Hotels, Restaurants & Leisure	4,125,875
Media — 2.8%
		Charter Communications Inc., Senior Notes, Class A Shares:
1,372,000	CCC-	5.875% due 11/16/09	970,690
628,000	CCC-	5.875% due 11/16/09 (a)	444,310
1,500,000	BB+	Liberty Media Corp., 0.750% due 3/30/23 (b)	1,618,125
		Total Media	3,033,125
Specialty Retail — 4.0%
1,600,000	BBB-	Best Buy Co.Inc., 2.250% due 1/15/22	1,904,000
1,800,000	NR	Men’s Wearhouse Inc., Senior Notes, 3.125% due 10/15/23	2,317,500
		Total Specialty Retail	4,221,500
		TOTAL CONSUMER DISCRETIONARY	11,380,500
ENERGY — 3.3%
Energy Equipment & Services — 3.3%
700,000	BBB	Halliburton Co., Senior Notes, 3.125% due 7/15/23	1,516,375
1,400,000	BB-	Pride International Inc., 3.250% due 5/1/33	2,058,000
		TOTAL ENERGY	3,574,375
FINANCIALS — 3.0%
Capital Markets — 2.0%
1,900,000	Aa3(c)	Merrill Lynch & Co.Inc., Senior Notes, zero coupon bond due 3/13/32	2,123,630
Real Estate — 1.0%
900,000	BB-	Host Marriott LP, 3.250% due 4/15/24(a)	1,098,000
		TOTAL FINANCIALS	3,221,630
HEALTH CARE — 20.1%
Biotechnology — 12.1%
3,800,000	A+	Amgen Inc., zero coupon bond to yield 0.986% due 3/1/32	2,916,500
1,700,000	NR	BioMarin Pharmaceuticals Inc., Subordinated Notes, 3.500% due 6/15/08 (a)	1,706,375
600,000	NR	CV Therapeutics Inc., Senior Subordinated Notes, 2.750% due 5/16/12	897,000
900,000	NR	Enzon Pharmaceuticals Inc., Subordinated Notes, 4.500% due 7/1/08	829,125
1,100,000	NR	InterMune Inc., Senior Notes, 0.250% due 3/1/11 (a)	1,122,000

See Notes to Financial Statements.

4	SB Convertible Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Biotechnology — 12.1% (continued)
		Invitrogen Corp.:
$1,100,000	NR	3.250% due 6/15/25	$1,082,125
300,000	NR	3.250% due 6/15/25 (a)	295,125
1,000,000	NR	Nektar Therapeutics, 3.250% due 9/28/12 (a)	1,150,000
		NPS Pharmaceuticals Inc., Senior Notes:
1,500,000	NR	3.000% due 6/15/08 (a)	1,335,000
400,000	NR	3.000% due 6/15/08	356,000
1,500,000	NR	Oscient Pharmaceutical Corp., 3.500% due 4/15/11	1,196,250
		Total Biotechnology	12,885,500
Health Care Providers & Services — 6.0%
		LifePoint Hospitals Inc.:
1,700,000	B+	3.250% due 8/15/25 (a)	1,445,000
1,500,000	B+	3.250% due 8/15/25	1,275,000
800,000	BB+	Omnicare Inc., 3.250% due 12/15/35	747,000
700,000	A-	Pacificare Health Systems Inc., 3.000% due 10/15/32	2,898,875
		Total Health Care Providers & Services	6,365,875
Pharmaceuticals — 2.0%
1,700,000	BBB	Teva Pharmaceutical Finance NV, Debentures, Series B, 0.250% due 2/1/24	2,127,125
		TOTAL HEALTH CARE	21,378,500
INDUSTRIALS — 16.9%
Aerospace & Defense — 5.3%
1,000,000	BB-	AAR Corp., Senior Notes, 1.750% due 2/1/26 (a)	1,018,750
1,000,000	B+	Armor Holdings Inc., Subordinated Notes, step bond to yield 2.069% due 11/1/24	1,061,250
		L-3 Communications Corp.:
1,700,000	BB+	3.000% due 8/1/35 (a)	1,755,250
200,000	BB+	3.000% due 8/1/35	206,500
1,500,000	BBB+	Lockheed Martin Corp., 4.090% due 8/15/33 (d)	1,643,700
		Total Aerospace & Defense	5,685,450
Airlines — 1.5%
650,000	CCC+	Continental Airlines Inc., Series B, 4.500% due 2/1/07	631,313
1,100,000	NR	Frontier Airlines Inc., 5.000% due 12/15/25	990,000
		Total Airlines	1,621,313
Building Products — 3.3%
4,000,000	BBB+	Masco Corp., zero coupon bond to yield 3.095% due 7/20/31	1,835,000
		NCI Building Systems Inc.:
500,000	NR	2.125% due 11/15/24	676,875
700,000	NR	Senior Subordinated Notes, 2.125% due 11/15/24 (a)	947,625
		Total Building Products	3,459,500

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	5

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Commercial Services & Supplies — 1.7%
$1,600,000	BB-	Waste Connections Inc., 4.752% due 5/1/22 (d)	$1,770,880
Electrical Equipment — 1.5%
2,800,000	BB-	Roper Industries Inc., step bond to yield 3.581% due 1/15/34	1,571,500
Machinery — 3.6%
1,500,000	B+	Actuant Corp., 2.000% due 11/15/23	2,265,000
1,900,000	A+	Danaher Corp., zero coupon bond to yield 1.592% due 1/22/21	1,593,625
		Total Machinery	3,858,625
		TOTAL INDUSTRIALS	17,967,268
INFORMATION TECHNOLOGY — 18.4%
Communications Equipment — 6.4%
2,500,000	NR	ADC Telecommunications Inc., 5.045% due 6/15/13 (d)	2,737,500
1,800,000	B	Ciena Corp., Senior Notes, 3.750% due 2/1/08	1,696,500
1,000,000	BB	Juniper Networks Inc., Senior Notes, zero coupon bond due 6/15/08	1,062,500
1,300,000	NR	SafeNet Inc.,2.500% due 12/15/10 (a)	1,287,000
		Total Communications Equipment	6,783,500
Computers & Peripherals — 1.4%
		Electronics for Imaging Inc., Senior Notes:
700,000	NR	1.500% due 6/1/23 (a)	795,375
200,000	NR	1.500% due 6/1/23	227,250
750,000	CCC+	Silicon Graphics Inc., Senior Notes, 6.500% due 6/1/09	484,688
		Total Computers & Peripherals	1,507,313
Internet Software & Services — 2.4%
400,000	NR	Openwave Systems, Inc., Subordinated Notes, 2.750% due 9/9/08	523,000
1,000,000	NR	RealNetworks Inc., zero coupon bond to yield 2.525% due 7/1/10	1,006,250
900,000	NR	Sina Corp., zero coupon bond due 7/15/23	990,000
		Total Internet Software & Services	2,519,250
IT Services — 1.7%
		Euronet Worldwide Inc.:
900,000	NR	1.625% due 12/15/24 (a)	999,000
700,000	NR	1.625% due 12/15/24	777,000
		Total IT Services	1,776,000
Semiconductors & Semiconductor Equipment — 2.7%
1,250,000	CCC	Amkor Technology Inc., 5.000% due 3/15/07	1,195,312
1,200,000	A-	Intel Corp., 2.950% due 12/15/35 (a)	1,096,500
600,000	B-	RF Micro Devices Inc., 1.500% due 7/1/10	646,500
		Total Semiconductors & Semiconductor Equipment	2,938,312
Software — 3.8%
1,200,000	BBB-	Amdocs Ltd., 0.500% due 3/15/24	1,156,500
		Mentor Graphics Corp., Subordinated Notes:
1,050,000	NR	5.941% due 8/6/23 (a)(d)	960,750
350,000	NR	5.941% due 8/6/23 (d)	320,250

See Notes to Financial Statements.

6	SB Convertible Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Software — 3.8% (continued)
		Open Solutions Inc.:
$510,000	NR	Step coupon bond to yield 3.064% due 2/2/35	$293,250
2,200,000	NR	Step coupon bond to yield 3.336% due 2/2/35 (a)	1,265,000
		Total Software	3,995,750
		TOTAL INFORMATION TECHNOLOGY	19,520,125
MATERIALS — 1.1%
Containers & Packaging — 1.1%
1,145,000	BBB	Sealed Air Corp.,Senior Notes, 3.000% due 6/30/33 (a)	1,146,431
TELECOMMUNICATION SERVICES — 4.0%
Wireless Telecommunication Services — 4.0%
1,000,000	CCC	Dobson Communications Corp., 1.500% due 10/1/25 (a)	935,000
1,800,000	BB+	Liberty Media Corp., Senior Debentures, 4.000% due 11/15/29 (e)	1,071,000
1,900,000	NR	NII Holdings Inc., 2.750% due 8/15/25 (a)	2,239,625
		TOTAL TELECOMMUNICATION SERVICES	4,245,625

		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $77,677,047)	82,434,454

CORPORATE BOND — 0.2%
ENERGY — 0.2%
Energy Equipment & Services — 0.2%
2,750,000	NR	Friede Goldman Halter Inc., 4.500% due 12/15/09 (f)(g)
		(Cost — $1,914,950)	226,875
Shares
COMMON STOCKS — 10.1%
CONSUMER DISCRETIONARY — 0.8%
Specialty Retail — 0.8%
35,000		Staples Inc.	829,850
ENERGY — 0.7%
Energy Equipment & Services — 0.7%
16,000		Rowan Cos. Inc.	717,280
FINANCIALS — 4.1%
Commercial Banks — 1.9%
62,000		Commerce Bancorp Inc.	2,073,280
Consumer Finance — 0.9%
12,000		Capital One Financial Corp.	999,600
Thrifts & Mortgage Finance — 1.3%
40,000		Countrywide Financial Corp.	1,337,600
		TOTAL FINANCIALS	4,410,480

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	7

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Shares	Security	Value

HEALTH CARE — 0.6%
Biotechnology — 0.6%
50,200	Enzon Pharmaceuticals Inc. *	$365,456
110,000	Oscient Pharmaceuticals Corp. *	238,700
	TOTAL HEALTH CARE	604,156
INFORMATION TECHNOLOGY — 3.4%
Communications Equipment — 1.2%
51,000	Corning Inc. *	1,241,850
Internet Software & Services — 0.5%
28,000	Sohu.com Inc. *	570,360
IT Services — 1.7%
29,000	Affiliated Computer Services Inc., Class A Shares *	1,815,400
	TOTAL INFORMATION TECHNOLOGY	3,627,610
TELECOMMUNICATION SERVICES — 0.5%
Wireless Telecommunication Services — 0.5%
23,000	Sprint Nextel Corp.	526,470
	TOTAL COMMON STOCKS (Cost — $7,997,583)	10,715,846

CONVERTIBLE PREFERRED STOCKS — 10.9%
CONSUMER DISCRETIONARY — 1.5%
Media — 1.5%
1,630	Interpublic Group of Cos., Inc., 5.250% due 12/31/49 (a)	1,570,912
FINANCIALS — 5.1%
Real Estate — 1.1%
16,000	Simon Property Group Inc., 6.000% due 12/31/49	1,100,000
Thrifts & Mortgage Finance — 4.0%
7,000	Doral Financial Corp., 4.750% due 12/31/49	1,121,750
33,000	Sovereign Capital Trust IV, 4.375% due 3/1/34	1,497,375
30,000	Washington Mutual Capital Trust I, Cumulative, 5.375% due 5/3/41	1,635,000
	Total Thrifts & Mortgage Finance	4,254,125
	TOTAL FINANCIALS	5,354,125
HEALTH CARE — 1.2%
Pharmaceuticals — 1.2%
20,000	Omnicare Capital Trust II, Series B, 4.000% due 6/15/33	1,312,000
INDUSTRIALS — 2.0%
Trading Companies & Distributors — 2.0%
46,000	United Rentals Trust I, 6.500% due 8/1/28	2,121,750

See Notes to Financial Statements.

8	SB Convertible Fund 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)
Shares	Security	Value

UTILITIES — 1.1%
Independent Power Producers & Energy Traders — 1.1%
900	NRG Energy Inc., 4.000% due 12/31/49 (a)	$1,205,663
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost — $11,705,108)	11,564,450

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $99,294,688)	104,941,625

Face Amount

SHORT-TERM INVESTMENT — 3.9%
Repurchase Agreement — 3.9%
$4,109,000	Interest in $175,503,000 joint tri-party repurchase agreement dated 1/31/06 with Barclays Capital Inc., 4.380% due 2/1/06; Proceeds at maturity — $4,109,500;(Fully collateralized by U.S. Treasury obligation, 0.000% due 2/15/14; Market value - $4,232,270) (Cost — $4,109,000)	4,109,000

	TOTAL INVESTMENTS — 102.6% (Cost — $103,403,688#)	109,050,625
	Liabilities in Excess of Other Assets — (2.6)%	(2,745,025)
	TOTAL NET ASSETS — 100.0%	$106,305,600

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	This security is convertible into the common stock of Time Warner.
(c)	Rating by Moody’s Investors Service.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2006.
(e)	Security is exchangeable for common stock of Sprint Nextel Corp.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(g)	Security is currently in default.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 10 and 11 for definitions of ratings.

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	9

Bond Ratings (unaudited)

The definition of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of specultion. While such bonds will likely have some quality and protective characteris- tics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds that are rated “Caa” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

10	SB Convertible Fund 2006 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Rating Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

SB Convertible Fund 2006 Semi-Annual Report	11

Statement of Assets and Liabilities (January 31, 2006) (unaudited)
ASSETS:
Investments, at value (Cost - $103,403,688)	$109,050,625
Cash	836
Receivable for securities sold	2,757,063
Dividends and interest receivable	514,938
Receivable for Fund shares sold	275,732
Prepaid expenses	55,709
Total Assets	112,654,903
LIABILITIES:
Payable for securities purchased	5,994,950
Payable for Fund shares repurchased	131,233
Distributions payable	44,542
Investment management fee payable	38,617
Transfer agent fees payable	25,495
Distribution fees payable	20,403
Deferred compensation payable	18,380
Trustees’ fees payable	3,207
Accrued expenses	72,476
Total Liabilities	6,349,303
Total Net Assets	$106,305,600
NET ASSETS:
Par value (Note 6)	$6,236
Paid-in capital in excess of par value	99,626,697
Overdistributed net investment income	(109,785)
Accumulated net realized gain on investments	1,135,515
Net unrealized appreciation on investments	5,646,937
Total Net Assets	$106,305,600
Shares Outstanding:
Smith Barney Class A	2,273,879
Smith Barney Class B	1,246,897
Smith Barney Class C	1,931,893
Smith Barney Class O	12,343
Smith Barney Class Y	503,758
Salomon Brothers Class A	73,594
Salomon Brothers Class B	11,989
Salomon Brothers Class C	181,857

See Notes to Financial Statements.

12	SB Convertible Fund 2006 Semi-Annual Report

Statement of Assets and Liabilities (January 31, 2006) (unaudited) (continued)
Net Asset Value:
Smith Barney Class A (and redemption price)	$17.05
Smith Barney Class B*	$16.98
Smith Barney Class C*	$17.06
Smith Barney Class O*	$16.89
Smith Barney Class Y (and redemption price)	$17.19
Salomon Brothers Class A (and redemption price)	$17.04
Salomon Brothers Class B*	$16.94
Salomon Brothers Class C*	$17.08
Maximum Public Offering Price Per Share:
Smith Barney Class A (based on maximum sales charge of 5.00%)	$17.94
Salomon Brothers Class A (based on maximum sales charge of 5.75%)	$18.08
*

Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment. Redemption price is NAV of Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchased payment (See Note 2).

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	13

Statement of Operations (For the six months ended January 31, 2006) (unaudited)
INVESTMENT INCOME:
Interest	$1,402,080
Dividends	433,061
Income from securities lending	16,694
Less: Foreign taxes withheld	(4,453)
Total Investment Income	1,847,382
EXPENSES:
Distribution fees (Notes 2 and 4)	325,796
Investment management fee (Note 2)	312,654
Administration fees (Note 2)	74,321
Transfer agent fees (Notes 2 and 4)	53,709
Registration fees	45,582
Shareholder reports (Note 4)	38,599
Custody fees	22,993
Legal fees	16,592
Audit and tax	15,686
Trustees’ fees (Note 2)	9,890
Insurance	2,465
Miscellaneous expenses	14,140
Total Expenses	932,427
Less: Fee waivers and/or expense reimbursements (Note 2)	(101,636)
Net Expenses	830,791
Net Investment Income	1,016,591
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	3,000,990
Change in Net Unrealized Appreciation/Depreciation From Investments	1,376,240
Net Gain on Investments	4,377,230
Increase in Net Assets From Operations	$5,393,821

See Notes to Financial Statements.

14	SB Convertible Fund 2006 Semi-Annual Report

Statements of Changes in Net Assets
For the six months ended January 31, 2006 (unaudited) and the year ended July 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$1,016,591	$3,437,538
Net realized gain	3,000,990	8,986,145
Change in net unrealized appreciation/depreciation	1,376,240	184,083
Increase in Net Assets From Operations	5,393,821	12,607,766
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(946,916)	(3,515,879)
Net realized gains	(9,092,139)	(3,641,608)
Decrease in Net Assets From Distributions to Shareholders	(10,039,055)	(7,157,487)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	6,190,164	24,898,305
Reinvestment of distributions	7,737,166	2,886,442
Cost of shares repurchased	(17,164,716)	(117,095,655)
Decrease in Net Assets From Fund Share Transactions	(3,237,386)	(89,310,908)
Decrease in Net Assets	(7,882,620)	(83,860,629)
NET ASSETS:
Beginning of period	114,188,220	198,048,849
End of period*	$106,305,600	$114,188,220
*Includes overdistributed net investment income of:	$(109,785)	$(179,460)

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	15

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Smith Barney Class A Shares(1)	2006(2)		2005	2004	2003	2002		2001

Net Asset Value, Beginning of Period	$17.84		$16.90	$15.32	$12.75	$15.73		$15.50
Income (Loss) From Operations:
Net investment income	0.19		0.34	0.41	0.71	0.61	(3)	0.80
Net realized and unrealized gain (loss)	0.72		1.27	1.78	2.58	(2.87	) (3)	0.14
Total Income (Loss) From Operations	0.91		1.61	2.19	3.29	(2.26)		0.94
Less Distributions From:
Net investment income	(0.18)		(0.34)	(0.51)	(0.72)	(0.72)		(0.71)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—		—
Total Distributions	(1.70)		(0.67)	(0.61)	(0.72)	(0.72)		(0.71)
Net Asset Value, End of Period	$17.05		$17.84	$16.90	$15.32	$12.75		$15.73
Total Return(4)	5.38%		9.71%	14.35%	26.69%	(14.85)%		6.16%
Net Assets, End of Period (000s)	$38,756		$40,871	$43,840	$32,183	$21,958		$24,903
Ratios to Average Net Assets:
Gross expenses	1.36	%(5)	1.25%	1.18%	1.42%	1.23%		1.25%
Net expenses	1.17	(5)(6)	1.23 (6)	1.18	1.42	1.23		1.25
Net investment income	2.16	(5)	1.99	2.39	5.24	4.06	(3)	5.09
Portfolio Turnover Rate	54%		79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 4.13%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment manager has agreed to reimburse the Fund for certain expenses.

See Notes to Financial Statements.

16	SB Convertible Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Smith Barney Class B Shares(1)	2006(2)		2005	2004	2003	2002		2001

Net Asset Value, Beginning of Period	$17.78		$16.84	$15.28	$12.69	$15.66		$15.45
Income (Loss) From Operations:
Net investment income	0.14		0.24	0.31	0.62	0.51	(3)	0.70
Net realized and
unrealized gain (loss)	0.71		1.27	1.77	2.61	(2.84	)(3)	0.14
Total Income (Loss) From Operations	0.85		1.51	2.08	3.23	(2.33)		0.84
Less Distributions From:
Net investment income	(0.13)		(0.24)	(0.42)	(0.64)	(0.64)		(0.63)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—		—
Total Distributions	(1.65)		(0.57)	(0.52)	(0.64)	(0.64)		(0.63)
Net Asset Value, End of Period	$16.98		$17.78	$16.84	$15.28	$12.69		$15.66
Total Return(4)	5.05%		9.13%	13.66%	26.23%	(15.32)%		5.53%
Net Assets, End of Period (000s)	$21,167		$23,506	$26,109	$17,406	$8,545		$9,395
Ratios to Average Net Assets:
Gross expenses	1.88	%(5)	1.81%	1.74%	1.89%	1.79%		1.81%
Net expenses	1.71	(5)(6)	1.79 (6)	1.74	1.89	1.79		1.81
Net investment income	1.62	(5)	1.42	1.82	4.65	3.50	(3)	4.59
Portfolio Turnover Rate	54%		79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 3.57%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment manager has agreed to reimburse the Fund for certain expenses.

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Smith Barney Class C Shares(1)	2006(2)		2005	2004	2003	2002		2001

Net Asset Value,
Beginning of Period	$17.86		$16.91	$15.33	$12.71	$15.61		$15.36
Income (Loss) From Operations:
Net investment income	0.13		0.21	0.27	0.55	0.50	(3)	0.60
Net realized and
unrealized gain (loss)	0.71		1.28	1.78	2.64	(2.83	)(3)	0.22
Total Income (Loss) From Operations	0.84		1.49	2.05	3.19	(2.33)		0.82
Less Distributions From:
Net investment income	(0.12)		(0.21)	(0.37)	(0.57)	(0.57)		(0.57)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—		—
Total Distributions	(1.64)		(0.54)	(0.47)	(0.57)	(0.57)		(0.57)
Net Asset Value,
End of Period	$17.06		$17.86	$16.91	$15.33	$12.71		$15.61
Total Return(4)	4.94%		8.96%	13.42%	25.76%	(15.34)%		5.38%
Net Assets, End of Period (000s)	$32,954		$37,340	$43,288	$19,824	$5,308		$3,607
Ratios to Average Net Assets:
Gross expenses	2.11	%(5)	1.99%	1.93%	2.29%	1.85%		1.92%
Net expenses	1.89	(5)(6)	1.97 (6)	1.93	2.29	1.85		1.92
Net investment income	1.44	(5)	1.24	1.55	4.10	3.40	(3)	3.97
Portfolio Turnover Rate	54%		79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 3.47%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment manager has agreed to reimburse the Fund for certain expenses.

See Notes to Financial Statements.

18	SB Convertible Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Smith Barney Class O Shares(1)	2006(2)		2005	2004	2003	2002		2001

Net Asset Value,
Beginning of Period	$17.69		$16.78	$15.22	$12.66	$15.62		$15.41
Income (Loss) From Operations:
Net investment income	0.14		0.23	0.32	0.63	0.51	(3)	0.70
Net realized and
unrealized gain (loss)	0.71		1.25	1.76	2.56	(2.84	) (3)	0.14
Total Income (Loss) From Operations	0.85		1.48	2.08	3.19	(2.33)		0.84
Less Distributions From:
Net investment income	(0.13)		(0.24)	(0.42)	(0.63)	(0.63)		(0.63)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—		—
Total Distributions	(1.65)		(0.57)	(0.52)	(0.63)	(0.63)		(0.63)
Net Asset Value,
End of Period	$16.89		$17.69	$16.78	$15.22	$12.66		$15.62
Total Return(4)	5.07%		8.97%	13.67%	26.00%	(15.33)%		5.51%
Net Assets, End of Period (000s)	$208		$220	$240	$206	$223		$293
Ratios to Average Net Assets:
Gross expenses	2.01	%(5)	1.89%	1.75%	1.97%	1.82%		1.83%
Net expenses	1.75	(5)(6)	1.87 (6)	1.75	1.97	1.82		1.83
Net investment income	1.58	(5)	1.34	1.87	4.75	3.48	(3)	4.53
Portfolio Turnover Rate	54%		79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)

Effective August 1, 2001 , the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 3.56%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment manager has agreed to reimburse the Fund for certain expenses.

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Smith Barney Class Y Shares(1)	2006(2)		2005	2004	2003	2002		2001

Net Asset Value,
Beginning of Period	$17.97		$17.02	$15.44	$12.84	$15.85		$15.61
Income (Loss) From Operations:
Net investment income	0.23		0.42	0.49	0.80	0.67	(3)	0.88
Net realized and
unrealized gain (loss)	0.72		1.27	1.77	2.59	(2.89	)(3)	0.14
Total Income (Loss) From Operations	0.95		1.69	2.26	3.39	(2.22)		1.02
Less Distributions From:
Net investment income	(0.21)		(0.41)	(0.58)	(0.79)	(0.79)		(0.78)
Net realized gains	(1.52)		(0.33)	(0.10)	—	—		—
Total Distributions	(1.73)		(0.74)	(0.68)	(0.79)	(0.79)		(0.78)
Net Asset Value,
End of Period	$17.19		$17.97	$17.02	$15.44	$12.84		$15.85
Total Return(4)	5.59%		10.13%	14.72%	27.42%	(14.51)%		6.65%
Net Assets, End of Period (000s)	$8,658		$8,395	$83,456	$78,905	$72,510		$90,911
Ratios to Average Net Assets:
Gross expenses	0.94	%(5)	0.79%	0.80%	0.89%	0.81%		0.79%
Net expenses	0.78	(5)(6)	0.78 (6)	0.80	0.89	0.81		0.79
Net investment income	2.55	(5)	2.39	2.84	5.84	4.49	(3)	5.57
Portfolio Turnover Rate	54%		79%	113%	133%	115%		177%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31 , 2006 (unaudited).
(3)

Effective August 1, 2001 , the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 4.56%. The impact of this change to net investment income and net realized and unrealized loss was $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment manager has agreed to reimburse the Fund for certain expenses.

See Notes to Financial Statements.

20	SB Convertible Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Salomon Brothers Class A Shares(1)	2006(2)		2005	2004(3)
Net Asset Value,Beginning of Period	$17.85		$16.88	$15.78
Income From Operations:
Net investment income	0.19		0.32	0.20
Net realized and unrealized gain	0.70		1.29	1.42
Total Income From Operations	0.89		1.61	1.62
Less Distributions From:
Net investment income	(0.18)		(0.31)	(0.42)
Net realized gains	(1.52)		(0.33)	(0.10)
Total Distributions	(1.70)		(0.64)	(0.52)
Net Asset Value, End of Period	$17.04		$17.85	$16.88
Total Return(4)	5.23%		9.74%	6.65	%(5)
Net Assets,End of Period (000s)	$1,254		$2,227	$534
Ratios to Average Net Assets:
Gross expenses	1.32	%(6)	1.88%	4.64	%(6)
Net expenses(7)	1.30	(6)	1.28	1.42	(6)
Net investment income	2.05	(6)	1.89	1.41	(6)
Portfolio Turnover Rate	54%		79%	113%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	For the period September 17, 2003 (inception date) to July 31, 2004.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Total returns for periods of less than one year are not annualized.
(5)

Performance calculations for Salomon Brothers Class A shares use October 24, 2003 as the inception date since all shares were redeemed on October 20, 2003 and new shares were not purchased until October 24, 2003.

(6)	Annualized.
(7)	The investment manager has agreed to reimburse the Fund for certain expenses.

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Salomon Brothers Class B Shares(1)	2006(2)		2005	2004(3)
Net Asset Value, Beginning of Period	$17.77		$16.82	$15.73
Income From Operations:
Net investment income	0.14		0.22	0.18
Net realized and unrealized gain	0.67		1.27	1.35
Total Income From Operations	0.81		1.49	1.53
Less Distributions From:
Net investment income	(0.12)		(0.21)	(0.34)
Net realized gains	(1.52)		(0.33)	(0.10)
Total Distributions	(1.64)		(0.54)	(0.44)
Net Asset Value, End of Period	$16.94		$17.77	$16.82
Total Return(4)	4.79%		9.01%	9.68%
Net Assets, End of Period (000s)	$203		$203	$124
Ratios to Average Net Assets:
Gross expenses	2.24	%(5)	2.90%	14.23	%(5)
Net expenses(6)	2.09	(5)	1.94	2.14	(5)
Net investment income	1.24	(5)	1.27	1.18	(5)
Portfolio Turnover Rate	54%		79%	113%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	For the period September 17, 2003 (inception date) to July 31, 2004.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager has agreed to reimburse the Fund for certain expenses.

See Notes to Financial Statements.

22	SB Convertible Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Salomon Brothers Class C Shares(1)	2006(2)		2005	2004(3)
Net Asset Value, Beginning of Period	$17.88		$16.90	$16.24
Income From Operations:
Net investment income	0.13		0.20	0.08
Net realized and unrealized gain	0.70		1.29	0.91
Total Income From Operations	0.83		1.49	0.99
Less Distributions From:
Net investment income	(0.11)		(0.18)	(0.23)
Net realized gains	(1.52)		(0.33)	(0.10)
Total Distributions	(1.63)		(0.51)	(0.33)
Net Asset Value, End of Period	$17.08		$17.88	$16.90
Total Return(4)	4.91%		8.93%	6.06%
Net Assets, End of Period (000s)	$3,106		$1,426	$458
Ratios to Average Net Assets:
Gross expenses	2.02	%(5)	2.67%	10.74	%(5)
Net expenses	2.02	(5)	2.00 (6)	2.31	(5)(6)
Net investment income	1.31	(5)	1.20	0.60	(5)
Portfolio Turnover Rate	54%		79%	113%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended January 31, 2006 (unaudited).
(3)	For the period October 22, 2003 (inception date) to July 31, 2004.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager has agreed to reimburse the Fund for certain expenses.

See Notes to Financial Statements.

SB Convertible Fund 2006 Semi-Annual Report	23

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The SB Convertible Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Income Funds (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

24	SB Convertible Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f ) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), and the Fund’s sub-adviser, Salomon Brothers Asset Management Inc. (“SBAM” or the “Sub-Adviser”) previously an indirect wholly-owned subsidiary of Citigroup, have become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory, administrative and sub-advisory contracts to terminate. The Fund’s shareholders approved new investment management and sub-advisory contracts between the Fund, the Manager and SBAM, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager an advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. Effective

SB Convertible Fund 2006 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable. The Fund also had a sub-advisory agreement. From its fee, the Manager paid the sub-adviser a fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets.

Under the new Investment Management agreement, effective December 1, 2005, the Fund pays the Manager a management fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets. SBFM has entered into a sub-advisory agreement with SBAM. Pursuant to the sub-advisory agreement, the Sub-Adviser is responsible for the day-to-day fund operations and investment decisions of the Fund. SBFM pays SBAM a sub-advisory fee calculated at the annual rate of 0.40% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

During the six months ended January 31, 2006, the Manager voluntarily reimbursed certain expenses of the Fund amounting to $101,636.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended January 31, 2006, the Fund paid transfer agent fees of $39,855 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a whollyowned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% and 5.75% for Smith Barney Class A shares and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B shares and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Smith Barney Class A shares and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A shares and Salomon Brothers Class A shares, which, when combined with current holdings of Smith Barney Class A shares and Salomon Brothers Class A shares, respectively, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

26	SB Convertible Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the period ended January 31, 2006, CGM, its affiliates and LMIS received sales charges of approximately $6,000 on sales of the Fund’s Smith Barney Class A shares. In addition, for the period ended January 31, 2006, CDSCs paid to CGM, its affiliates and LMIS were approximately:

	Smith Barney Class B	Smith Barney Class C

CDSCs	$12,000	$1,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of January 31, 2006, the Fund has accrued $18,380 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$58,224,458
Sales	70,589,566

At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,887,505
Gross unrealized depreciation	(5,240,568)
Net unrealized appreciation	$5,646,937

SB Convertible Fund 2006 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.50%, 0.75%, 0.45%, 0.75% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Smith Barney Class A	$49,777	$19,666	$15,457
Smith Barney Class B	84,014	14,125	8,115
Smith Barney Class C	175,562	18,808	12,813
Smith Barney Class O	743	223	181
Smith Barney Class Y	—	95	178
Salomon Brothers Class A	2,396	380	918
Salomon Brothers Class B	1,017	86	229
Salomon Brothers Class C	12,287	326	708
Total	$325,796	$53,709	$38,599

5. Distributions to Shareholders by Class

	Six Months Ended January 31, 2006	Year Ended July 31, 2005
Net Investment Income
Smith Barney Class A	$404,971	$874,292
Smith Barney Class B	168,571	372,464
Smith Barney Class C	233,620	550,926
Smith Barney Class O	1,600	3,539
Smith Barney Class Y	101,414	1,677,891
Salomon Brothers Class A	18,492	23,632
Salomon Brothers Class B	1,372	2,245
Salomon Brothers Class C	16,876	10,890
Total	$946,916	$3,515,879

28	SB Convertible Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended January 31, 2006	Year Ended July 31, 2005
Net Realized Gains
Smith Barney Class A	$3,288,074	$803,961
Smith Barney Class B	1,845,370	466,588
Smith Barney Class C	2,836,788	791,665
Smith Barney Class O	17,082	4,476
Smith Barney Class Y	706,565	1,548,095
Salomon Brothers Class A	138,477	12,390
Salomon Brothers Class B	17,362	3,198
Salomon Brothers Class C	242,421	11,235
Total	$9,092,139	$3,641,608

6. Shares of Beneficial Interest

At January 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Smith Barney Class A
Shares sold	140,725	$2,452,511	332,812	$5,741,035
Shares issued on reinvestment	177,152	2,958,638	70,787	1,233,258
Shares repurchased	(334,901)	(5,853,218)	(707,304)	(12,194,642)
Net Decrease	(17,024)	$(442,069)	(303,705)	$(5,220,349)

Smith Barney Class B
Shares sold	34,782	$608,776	158,121	$2,724,309
Shares issued on reinvestment	92,973	1,544,098	33,543	583,731
Shares repurchased	(203,240)	(3,541,269)	(419,942)	(7,179,749)
Net Decrease	(75,485)	$(1,388,395)	(228,278)	$(3,871,709)

SB Convertible Fund 2006 Semi-Annual Report	29

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended January 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Smith Barney Class C
Shares sold	39,792	$702,168	314,819	$5,431,581
Shares issued on reinvestment	147,028	2,452,425	56,698	992,305
Shares repurchased	(346,187)	(6,085,007)	(839,749)	(14,491,234)
Net Decrease	(159,367)	$(2,930,414)	(468,232)	$(8,067,348)
Smith Barney Class O
Shares sold	11	$190	31	$526
Shares issued on reinvestment	1,140	18,840	408	7,060
Shares repurchased	(1,237)	(21,474)	(2,319)	(39,131)
Net Decrease	(86)	$(2,444)	(1,880)	$(31,545)
Smith Barney Class Y
Shares sold	12,409	$215,275	459,593	$7,880,602
Shares issued on reinvestment	38,417	647,782	2,240	37,949
Shares repurchased	(14,096)	(247,117)	(4,898,113)	(82,658,580)
Net Increase (Decrease)	36,730	$615,940	(4,436,280)	$(74,740,029)
Salomon Brothers Class A
Shares sold	14,567	$256,376	118,574	$2,065,426
Shares issued on reinvestment	3,631	60,586	950	16,546
Shares repurchased	(69,382)	(1,212,711)	(26,385)	(453,874)
Net Increase (Decrease)	(51,184)	$(895,749)	93,139	$1,628,098
Salomon Brothers Class B
Shares sold	15	$250	4,306	$72,792
Shares issued on reinvestment	561	9,300	170	2,957
Shares repurchased	(4)	(64)	(429)	(7,433)
Net Increase	572	$9,486	4,047	$68,316
Salomon Brothers Class C
Shares sold	111,341	$1,954,618	56,168	$982,034
Shares issued on reinvestment	2,728	45,497	719	12,636
Shares repurchased	(11,975)	(203,856)	(4,196)	(71,012)
Net Increase	102,094	$1,796,259	52,691	$923,658

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that:

30	SB Convertible Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

SB Convertible Fund 2006 Semi-Annual Report	31

Notes to Financial Statements (unaudited) (continued)

8. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC based in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

*        *        *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment mangaer and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial posi-

32	SB Convertible Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

tion or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9. Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

SB Convertible Fund 2006 Semi-Annual Report	33

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds – SB Convertible Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”) and sub-advisory agreement (“Sub-Advisory Agreement”). The Board received and considered a variety of information about the Manager, Salomon Brothers Asset Management Inc., the Fund’s sub-adviser, and the Fund’s distributors, as well as the advisory, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement and Sub-Advisory Agreement

In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund

34	SB Convertible Fund

Board Approval of Management Agreement (unaudited) (continued)

complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and Sub-Advisory Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “convertible securities funds” by Lipper, showed that the Fund’s performance for the 3- and 5-year periods was much better than the median, although the most recent year’s performance has not been satisfactory. In recent years, the performance results were adversely affected by poor secu-

SB Convertible Fund	35

Board Approval of Management Agreement (unaudited) (continued)

rity selection, especially in small capitalization, technology and bio tech securities. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager and Sub-Adviser. In addition, the Board noted that the compensation paid to the Sub-Adviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Sub-Adviser’s fees and comparable information for other sub-advised funds, as well as other accounts managed by the Sub-Adviser, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager after payment of the sub-advisory fee. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 10 retail front-end load funds (including the Fund) classified as “convertible securities funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was higher than the median. The Board will continue to monitor management fees and total expenses of the Fund.

36	SB Convertible Fund

Board Approval of Management Agreement (unaudited) (continued)

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and Sub-Advisory Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. To the extent available, the Board also reviewed information provided by the Sub-Adviser with respect to the Sub-Adviser’s profitability in providing sub-advisory services to the Fund. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager and Sub-Adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement and Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Sub-Advisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

SB Convertible Fund	37

Board Approval of Management Agreement (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement and sub-advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and a new sub-advisory agreement between the Adviser and Salomon Brothers Asset Management, the Fund’s sub-adviser (the “Sub-adviser”) (the “New Sub-advisory Agreement”) and authorized the Fund’s officers to submit the New Management Agreement and the New Sub-advisory Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement and the New Sub-advisory Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Sub-advisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg -Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement and the New Sub-advisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Sub-advisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

38	SB Convertible Fund

Board Approval of Management Agreement (unaudited) (continued)

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or sub-adviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

SB Convertible Fund	39

Board Approval of Management Agreement (unaudited) (continued)

(ix) the division of responsibilities between the Adviser and the Sub-adviser and the services provided by each of them, and the cost to the Adviser of obtaining those services;

(x) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(xi) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xiii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiv) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xvi) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvii) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

In their deliberations concerning the New Sub-advisory Agreement, among other things, the Board Members considered:

(i) the current responsibilities of the Sub-adviser and the services currently provided by it;

(ii) Legg Mason’s combination plans, as described above;

(iii) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Sub-adviser, including compliance services;

(iv) the fact that the fees paid to the Sub-adviser (which are paid by the Adviser and not the Fund) will not increase by virtue of the New Sub-advisory Agreement, but will remain the same;

40	SB Convertible Fund

Board Approval of Management Agreement (unaudited) (continued)

(v) the terms and conditions of the New Sub-advisory Agreement, and, the benefits of a single, uniform form of agreement covering these services;

(vi) that, as discussed in greater detail above, within the past year the Board had performed a full annual review of the current sub-advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Sub-advisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it renewed the current sub-advisory agreement, and reached substantially the same conclusions.

(vii) that the Fund would not bear the costs of obtaining shareholder approval of the New Sub-advisory Agreement; and

(viii) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

SB Convertible Fund	41

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to elect Trustees of SB Convertible Fund. The following table provides the number of votes cast for or withheld, as well as the number of abstentions as to this matter voted on at the Special Meeting of Shareholders.

Election of Trustees[1]
Nominees:	Votes For	Authority Withheld	Abstentions
Lee Abraham	363,970,309.421	12,151,009.270	7,498.080
Jane F. Dasher	364,159,098.896	11,962,219.795	7,498.080
Richard E. Hanson, Jr.	364,145,994.128	11,975,324.563	7,498.080
Paul Hardin	364,043,269.081	12,078,049.610	7,498.080
Roderick C. Rasmussen	363,954,362.679	12,166,956.012	7,498.080
John P. Toolan	364,074,892.512	12,046,426.179	7,498.080
R. Jay Gerken	363,907,661.666	12,213,657.025	7,498.080

1 Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

42	SB Convertible Fund

Additional Shareholder Information (unaudited) (continued)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to approve new Management and Sub-Advisory agreements for SB Convertible Fund. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to this matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	3,444,858.058	81,409.743	103,465.473	131,030.000
New Sub-Advisory Agreement	3,445,637.949	82,499.947	101,595.378	131,030.000

SB Convertible Fund	43

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

SB Convertible Fund

OFFICERS (continued)
TRUSTEES
Lee Abraham	Robert I. Frenkel
Jane F. Dasher	Secretary and
R. Jay Gerken, CFA	Chief Legal Officer
Chairman
Richard E. Hanson, Jr.	INVESTMENT MANAGER
Paul Hardin	Smith Barney Fund
Roderick C. Rasmussen	Management LLC
John P. Toolan
DISTRIBUTORS
OFFICERS	Citigroup Global Markets Inc.
R. Jay Gerken, CFA	Legg Mason Investor
President and Chief Executive	Services, LLC
Officer
CUSTODIAN
Andrew B. Shoup	State Street Bank and Trust
Senior Vice President and	Company
Chief Administrative Officer
TRANSFER AGENT
Robert J. Brault	PFPC Inc.
Chief Financial Officer and	4400 Computer Drive
Treasurer	Westborough, Massachusetts
01581
Kent Bailey, CFA
Investment Officer	INDEPENDENT
REGISTERED PUBLIC
Peter D. Luke	ACCOUNTING FIRM
Investment Officer	KPMG LLP
345 Park Avenue
Ted P. Becker	New York, NY 10154
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Smith Barney Income Funds
SB Convertible Fund

The Fund is a separate investment fund of the Smith Barney Income
Funds, a Massachusetts business trust.

SB CONVERTIBLE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of SB Convertible Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospec- tus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02170 3/06                     06-9755

ITEM 2.     CODE OF ETHICS.

            Not Applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

            Not Applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

            Included herein under Item 1.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            Not applicable.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
       disclosure controls and procedures (as defined in Rule 30a-
       3(c) under the Investment Company Act of 1940, as amended (the
       “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
       required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
       under the 1940 Act and 15d-15(b) under the Securities Exchange
       Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last
       fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected,

or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By: /s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Income Funds

Date: April 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Income Funds

Date: April  10,  2006

By: /s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Income Funds

Date: April 10, 2006